Reverse Recapitalization	12 Months Ended
Dec. 31, 2023
Reverse Recapitalization
Reverse Recapitalization

Note 3 — Reverse Recapitalization

On December 19, 2023, the Merger was accounted for as a reverse recapitalization under U.S. GAAP. Legacy ICI was the accounting acquirer and Legacy SMAP was the accounting acquiree for financial reporting purposes.

Accordingly, for accounting purposes, the financial statements of the Company represent a continuation of the financial statements of Legacy ICI with the Merger being treated as the equivalent of ICI issuing stock for the net assets of Legacy SMAP, accompanied by a recapitalization. The net assets of Legacy SMAP are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger are presented as those of Legacy ICI.

The following table reconciles the elements of the Merger to the consolidated statement of cash flows for the year ended December 31, 2023:

Recapitalization and associated transactions
Cash (Trust)	$17,996
Redemptions	(16,430)
Less: fees to underwriters and advisors	(3,910)
Net cash due to Merger recapitalization	(2,344)
Issuance of Financing notes	4,481
Net cash received from Financing transaction and Merger recapitalization	$2,137

The number of outstanding shares of common stock of the Company as of December 31, 2023, is summarized as follows:

Shares by Type	Number of shares
ICI Class A Common Stock outstanding previous to the Merger	8,265,144
Number of Shares issued at the date of the business combination (Recapitalization)
SMAP Class A Common Stock outstanding previous to the Merger	5,184,944
Less: Redemption of SMAP Class A previous to the Merger	(1,493,265)
Total Class A Shares issued to former SMAP stockholders	3,691,679
Number of Basic Share issued at the Merger and Total Common Stock as of December 31, 2023	11,956,823

Pursuant to the terms of the Business Combination Agreement, each Transaction RSU Award immediately prior to the closing of the Business Combination, and which based on their terms did not terminate upon the closing of the Business Combination, remained outstanding. In the case each Transaction RSU Award, they were converted based on the number of shares of Company common stock equal to the number of shares of Legacy ICI common stock subject to that award, multiplied by the Exchange Ratio.

For the year ended December 31, 2023, the Company incurred transaction costs related to the Business Combination of approximately $7,595 which are included as a reduction in APIC on the consolidated statements of changes in stockholders’ equity.

Class A Common Stock

Pursuant to the Business Combination Agreement, at the effective time of the Merger each outstanding share of Legacy ICI common stock (804,194 shares) were converted into common stock of the Company based on the Exchange Ratio described in Note 1.

Under the Business Combination Agreement, the surviving company would have been obligated under certain circumstances to issue 2.4 million shares of common stock following the Business Combination (the “Earnout Shares”). The Earnout Shares would be issued pro rata to the holders of Legacy ICI common stock prior to the Business Combination, under certain qualifying conditions, if either (a) during the period beginning six months after the closing of the Business Combination and ending on December 31, 2024, the common stock of the Company achieved a market price of $12.50 per share for a specified number of days, or the Company consummated a transaction in which its stockholders have the right to receive consideration implying a value of at least $12.50 per share, or (b) the Company achieved revenue of $68.5 million during the fiscal year ending December 31, 2024. The earnout provision under the Business Combination Agreement was subsequently cancelled on March 7, 2024.

Financing Transaction

In connection with the Business Combination, a number of purchasers (each, a “Financing Investor”) purchased from the Company an aggregate of $6.805 million in convertible promissory notes in connection with the closing of the Business Combination (the “Financing Notes”). Of the $6.805 million in Financing Notes, $1.3 million were issued in exchange for cancellation of an equal amount of existing promissory notes of Legacy SMAP (rather than having such notes repaid at the closing of the Business Combination), $1.0 million were rolled over from an existing related party promissory note of Legacy ICI (rather than having such note repaid at closing of the Business Combination), and $4.5 million were cash proceeds to the combined company.

Each Financing Note will mature on the third anniversary of the closing of the Business Combination (the “Maturity Date”) and is convertible at any time at the Financing Investors’ option at a conversion price of $10.00 per share, subject to certain customary adjustments (such shares issuable upon conversion of Financing Notes, the “Conversion Shares”). Except with the consent of the holder of the applicable Financing Note (the “Holder”), we may not repay any principal amount of any Financing Note prior to the Maturity Date.

We will pay interest on the aggregate unconverted and then outstanding principal amount of such notes at the rate of 9% per annum, payable (i) quarterly on January 1, April 1, July 1 and October 1, beginning April 1, 2024, (ii) on each date on which a Holder elects to convert any amount of Financing Notes and (iii) on the Maturity Date (each such date, an “Interest Payment Date”), in cash or, if the Holder elects to receive interest on the Financing Note in the form of shares of our common stock. If the Holder elects to receive interest in shares of our common stock, such interest shall be payable at a rate of 11% per annum in duly authorized, validly issued, fully paid and non-assessable shares of our common stock at a volume-weighted average price for the 30 consecutive trading days ending on the trading day immediately prior to the applicable Interest Payment Date (which shall not be less than $1.00) (such shares payable in lieu of cash interest, the “Interest Shares”). Failure to pay interest is deemed an event of default and the interest rate shall increase automatically to 15% per annum until repaid.

As part of the financing transaction, we also issued warrants (the “Financing Warrants”) to the Financing Investors to purchase an aggregate of 340,250 shares of our common stock (such shares issuable upon exercise of the Financing Warrants, the “Financing Warrant Shares”), at an exercise price of $11.50 per Financing Warrant Share. The Financing Warrants were allocated ratably among the Financing Investors in accordance with their respective investment amounts. The Financing Warrants are exercisable at any time before the fifth anniversary of the closing of the Business Combination. The Financing Warrants are not subject to any redemption provision, and can be exercised for cash or on a cashless basis at the discretion of the holder. In addition, in order to induce the Financing Investors’ investments, certain holders of SMAP’s founder shares and stockholders of Legacy ICI transferred, and Legacy ICI issued prior to the closing of the Business Combination for exchange at the Exchange Ratio at Closing, an aggregate of 680,500 shares of our common stock to the Financing Investors at the closing.